Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of September [•], 2009, by and among Colony Financial, Inc., a Maryland corporation (the “Company”), and the undersigned Investor (the “Investor”).

WHEREAS, the Investor has a substantive, pre-existing relationship with the Company;

WHEREAS, the Company has filed a registration statement on Form S-11 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), in connection with the Company’s proposed initial public offering (the “IPO”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, concurrently with the completion of the IPO, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company in a private placement, upon the terms and conditions set forth in this Agreement, such number of shares of the Company’s unregistered Common Stock as provided in this Agreement (the “Shares”); and

WHEREAS, such purchase and sale of the Shares shall occur concurrently with, and be conditioned on, the closing of the IPO.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties hereby agree as follows:

1.	PURCHASE OF SHARES

Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Investor at the Closing, and the Investor agrees to purchase at the Closing, that number of Shares calculated by dividing the aggregate purchase price set forth opposite the Investor’s name on Exhibit A hereto (the “Purchase Price”) by the Per Share Price (rounded to the nearest whole share). The “Per Share Price” shall be equal to the Price to Public set forth on the cover page of the final prospectus relating to the IPO.

2.	CLOSING

2.1.	Closing

Upon the terms and subject to the satisfaction or waiver of all of the conditions to closing set forth in this Agreement, the closing (the “Closing”) of the purchase and sale of the Shares shall take place at the offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004, or at such other location as the Company and the Investor may mutually agree upon. The Closing shall take place concurrently with, and shall be subject to the closing of, the IPO.

2.2.	Closing Deliveries

(a) Deliveries by the Investor. At the Closing, the Investor shall deliver to the Company the following:

(i) the Purchase Price, by wire transfer of immediately available funds to the account designated in writing to the Investor by the Company for such purpose;

(ii) a registration rights agreement in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”), duly executed by the Investor; and

(iii) a lock-up agreement between the Investor and the Company’s IPO underwriters (the “Underwriters”), in the form satisfactory to the Underwriters, duly executed by the Investor.

(b) Deliveries by the Company. At the Closing, the Company shall deliver to the Investor the following:

(i) a stock certificate evidencing the Shares (the “Share Certificate”) registered in the name of the Investor; and

(ii) the Registration Rights Agreement, duly executed by the Company.

3.	COMPANY REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to the Investor that:

3.1.	Organization and Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

3.2.	Authorization

The execution, delivery and performance of this Agreement by the Company, the fulfillment of and compliance with the respective terms and provisions hereof, and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Company, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

3.3.	Title to Shares

The Shares have been duly authorized and, upon payment by the Investor of the Purchase Price and delivery by the Company to the Investor of the Share Certificate pursuant to the terms hereof, the Shares will be validly issued and fully paid and nonassessable, and the Investor will acquire good and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests and other encumbrances (other than any restrictions created by the Investor or any restrictions created by federal or state securities laws).

3.4.	Non-Contravention

The issuance and sale by the Company of the Shares does not conflict with the articles of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

3.5.	Non-Solicitation

The Investor has a substantive, pre-existing relationship with the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising, (ii) was not identified or contacted through the marketing of the IPO, (iii) did not independently contact the Company as a result of the Registration Statement and (iv) the Shares were not offered or sold to the Investor by any form of general solicitation or general advertising.

4.	INVESTOR REPRESENTATIONS AND WARRANTIES

The Investor hereby represents and warrants to the Company that:

4.1.	Organization and Standing; Legal Capacity

If the Investor is a partnership, corporation, trust or other entity or association (an “Entity”), the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation and has all requisite power and authority to own, lease and operate its assets and properties, to carry on its business as presently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated hereby. If the Investor is a natural person, the Investor has the full and unrestricted legal capacity to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

4.2.	Authorization; Binding Obligation

If the Investor is an Entity, the execution, delivery and performance of this Agreement by the Investor, the fulfillment of and the compliance with the respective terms and provisions hereof, and the due consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or other action on the part of the Investor (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). When executed by the Investor, this Agreement will constitute a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles.

4.3.	Non-Contravention

The purchase by the Investor of the Shares does not conflict with the organizational documents of the Investor or with any material contract by which the Investor or its property is bound, if the Investor is an Entity, or any laws or regulations or decree, ruling or judgment of any court applicable to the Investor or the Investor’s property.

4.4.	Purchase Entirely for Own Account

The Shares to be received by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares to be received by the Investor.

4.5.	Investment Experience and Access to Information

(a) The Investor can bear the economic risk of the investment and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of the investment in the Shares. If the Investor is an Entity, the Investor also represents it has not been organized solely for the purpose of acquiring the Shares.

(b) The Investor has been furnished all information the Investor considers necessary or appropriate for deciding whether to purchase the Shares. The Investor has had adequate opportunity to ask questions of, and receive answers from, the officers, employees, agents, accountants and representatives of the Company regarding the business, operations, financial condition, assets and liabilities of the Company and the terms and conditions of the offering of the Shares.

4.6.	Restricted Shares

The Investor understands and acknowledges that the Shares being acquired pursuant hereto are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in certain limited circumstances. The Investor is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.7.	Legends

The Investor understands and acknowledges that the Shares, and any securities issued in respect of or in exchange for the Shares, may bear one or all of the following legends (in addition to any other legend which may be required by other arrangements between the parties hereto):

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE SECURITIES ACT.”

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.

4.8.	Accredited Investor

The Investor (i) has furnished true and complete information on the investor certificate attached hereto as Exhibit C (the “Investor Certificate”) and (ii) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Investor is aware that the Company is relying upon the representations, warranties and agreements contained in this Agreement and the Investor Certificate for the purpose of determining whether this transaction meets the requirements of the exemption from the registration requirements of the Securities Act and any applicable state securities laws.

4.9.	Non-Solicitation

The Investor has a substantive, pre-existing relationship with the Company and (i) was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising, (ii) was not identified or contacted through the marketing of the IPO, (iii) did not independently contact the Company as a result of the Registration Statement and (iv) the Shares were not offered or sold to the Investor by any form of general solicitation or general advertising.

5.	MISCELLANEOUS

5.1.	Confidentiality

The Investor agrees that, except with the prior written consent of the Company, the Investor shall at all times hold in confidence and trust and not use or disclose any confidential information of the Company provided to or learned by the Investor in connection with this Agreement. Notwithstanding the foregoing, the Investor may disclose any confidential information of the Company (i) as required by any court or other governmental body, provided that the Investor provides the Company with prompt notice of such court order or requirement to the Company to enable the Company to seek a protective order or otherwise to prevent or restrict such disclosure or (ii) discussing or using such confidential information if the same hereafter is in the public domain (other than as a result of a breach of this Agreement).

5.2.	Notices

(a) All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing, to the following addresses:

If to the Company, to:

Colony Financial, Inc.

1999 Avenue of the Stars, Suite 1200

Los Angeles, California 90067

Attention: Chief Financial Officer

Fax No.: 310-407-7430

with a copy (which shall not constitute notice) to:

Colony Financial, Inc.

1999 Avenue of the Stars, Suite 1200

Los Angeles, California 90067

Attention: Joy Mallory

Fax No.: 310-407-7416

If to the Investor, to:

The address appearing on the signature page hereof.

5.3.	Assignment; Successors and Assigns

This Agreement and the rights granted hereunder may not be assigned by the Investor without the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

5.4.	Third Party Beneficiaries

Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by any reason of this Agreement, except as expressly provided in this Agreement and provided that the Underwriters shall be a third party beneficiary of this Agreement.

5.5.	Entire Agreement

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement.

5.6.	Amendments

This Agreement may be amended or modified only by an agreement in writing signed by both parties hereto.

5.7.	No Implied Waivers; Remedies

No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing shall operate as a waiver of any such right, privilege, power or remedy; nor shall any single or partial exercise of any right, privilege, power or remedy under this Agreement preclude any other or further exercise of any such right, privilege, power or remedy or the exercise of any other right, privilege, power or remedy. No waiver shall be asserted against any party unless signed in writing by such party. The rights, privileges, powers and remedies available to the parties are cumulative and not exclusive of any other rights, privileges, powers or remedies provided by statute, at law, in equity or otherwise. Except as provided in this Agreement, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

5.8.	Governing Law

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT THE COURTS OF THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING BETWEEN THE PARTIES UNDER THIS AGREEMENT. EACH OF THE PARTIES HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF SAID COURTS FOR

ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HEREBY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN SAID COURTS.

5.9.	Waiver of Trial by Jury

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF ANY HOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

5.10.	Headings

The headings contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

5.11.	Severability

If any provision of the Agreement shall be held to be invalid, the remainder of the Agreement shall not be affected thereby.

5.12.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Signatures on following page

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

COLONY FINANCIAL, INC.

By:
Name:
Title:

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.	INVESTOR: Signature of Investor or Authorized Signatory Signature of Co-Investor (if any)

ADDITIONAL INFORMATION TO BE COMPLETED BY INVESTOR: (Please print or type)

Name of Investor:

Name of Co-Investor (if any):
Circle one: joint or co-tenant

Purchase Price:

Name of Authorized Signatory (if applicable):

Capacity:

Investor’s Residence/Business Address:

Telephone:

Facsimile:

Investor’s Mailing Address (if different):

Telephone:

Facsimile:

Investor’s Taxpayer ID/Social Security Number:

Exhibit A

Investor Name	Purchase Price

Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT

(see attached)

[SEE EXHIBIT 10.2, AS FILED WITH AMENDMENT NO. 5 TO THE REGISTRATION

STATEMENT ON FORM S-11 OF COLONY FINANCIAL, INC.]

Exhibit C

Investor Name:

INVESTOR CERTIFICATE

AND SECURITIES LAWS REPRESENTATION

The Investor hereby represents and warrants, pursuant to the attached Stock Purchase Agreement between Colony Financial, Inc. (the “Company”) and the Investor (the “Stock Purchase Agreement”), that the Investor initialed his, her or its name, in the space provided below, next to each of the following statements that is applicable to the Investor. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

Please initial, in the space provided, each of the following statements that is applicable to you:

SECTION I: INDIVIDUALS

_________	1. The Investor is a natural person with a personal net worth, or joint net worth with Investor’s spouse, in excess of $1 million.

_________	2. The Investor is a natural person who had an individual annual income above $200,000 in each of 2007 and 2008 and who reasonably expects to reach an annual income for 2009 in excess of $200,000.

_________	3. The Investor is a natural person who had a joint annual income with Investor’s spouse above $300,000 in 2007 and 2008 and who reasonably expects to reach a joint annual income for 2009 in excess of $300,000.

_________	4. The Investor is a director or executive officer of the Company.

SECTION II: OTHER

_________	1. The Investor is a “bank” as defined in Section 3(a)(2) of the Securities Act, or a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

_________	2. The Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_________	3. The Investor is an insurance company as defined in Section 2(13) of the Securities Act.

_________	4. The Investor is an investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

_________	5. The Investor is a business development company as defined in Section 2(a)(48) of the 1940 Act.

_________	6. The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_________	7. The Investor is a plan established and maintained by a state, or its political subdivisions (or any agency or instrumentality thereof), for the benefit of its employees, and such plan has total assets in excess of $5 million.

_________	8. The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), and (i) the investment decision is made by a plan fiduciary, as defined in Section 2(21) of ERISA, that is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, or (ii) the plan has total assets in excess of $5 million, or (iii) if a self-directed plan, the investment decisions are made solely by persons that are “accredited investors” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

_________	9. The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_________	10. The Investor is a corporation, a business trust, a partnership or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of acquiring the Shares, with total assets in excess of $5 million.

_________	11. The Investor is a trust, with total assets in excess of $5 million, not formed for the specific purpose of acquiring the Shares, which acquisition is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act.

_________	12. All of the equity owners of the Investor are “accredited investors” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Company may, in its sole discretion, request information regarding the basis on which such equity owners are accredited.

Signatures on following page

By signing below, you are representing to the Company that (a) the information you have provided in this Investor Certificate is complete and accurate on the date set forth below and that the Company may rely upon such information and (b) you will notify the Company immediately of any material change in any of such information that occurs prior to the issuance to you of the Shares.

Signature of Investor	Signature of Co-Investor
(required if the Company’s stock is to be jointly held)

Dated ___________, 2009	Dated _____________, 2009

Print Name of Investor	Print Name of Co-Investor
(if any)